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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549


                                  __________



                                   FORM 8-K


                                CURRENT REPORT



                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported) October 19, 1995


                                SUNAMERICA INC.
              (Exact name of registrant as specified in charter)


          Maryland                   1-4618            86-0176061
(State or other jurisdiction         (Commission       (IRS Employer
  of incorporation)                  File Number)      Identification No.)


           1 SunAmerica Center, Los Angeles, California  90067-6022
            (Address of principal executive offices)     (Zip Code)


       Registrant's telephone number, including area code (310) 772-6000

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ITEM 5.        Other Events.

               Exhibits are filed herewith in connection with the Registration Statement on Form S-3 (File No. 33-62405) filed by SunAmerica Inc. (the "Company") with the Securities and Exchange Commission relating to the Company's Debt Securities, Common Stock, Preferred Stock and Warrants to Purchase Debt Securities, Common Stock and Preferred Stock.


ITEM 7.        Financial Statements, Pro Forma Financial Information and
               Exhibits.


                                   EXHIBITS

Exhibit 1.1          -     Distribution Agreement dated October 19, 1995
                           between the Company and Merrill Lynch & Co.,
                           Merrill Lynch, Pierce, Fenner & Smith Incorporated,
                           Chase Securities, Inc., Goldman, Sachs & Co., J.P.
                           Morgan Securities Inc. and Paine Webber Incorporated

Exhibit 4.5          -     Form of Fixed Rate Definitive Medium-Term Note,
                           Series 2

Exhibit 4.6          -     Form of Fixed Rate Global Medium-Term Note, Series 2

Exhibit 4.7          -     Form of Floating Rate Definitive Medium-Term Note,
                           Series 2

Exhibit 4.8          -     Form of Floating Rate Global Medium-Term Note,
                           Series 2

Exhibit 5.1          -     Opinion of Piper & Marbury L.L.P. as to the due
                           authorization of the Company's Medium Term Notes,
                           Series 2

Exhibit 5.2          -     Opinion of Davis Polk & Wardwell as to the validity
                           of the Company's Medium Term Notes, Series 2.

Exhibit 23.1         -     Consent of Piper & Marbury L.L.P. (included in
                           Exhibit 5.1)

Exhibit 23.2         -     Consent of Davis Polk & Wardwell (included in
                           Exhibit 5.2)


                                  SIGNATURES



               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             SUNAMERICA INC.


                                                  /s/ Susan L. Harris
Date:  October 19, 1995                      By:  ____________________
                                                   Susan L. Harris
                                                   Vice President and
                                                      Secretary